SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            ------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):    May 24, 1996

                            RELIASTAR FINANCIAL CORP.

             (Exact name of Registrant as specified in its charter)



         Delaware                  0-17441                    41-1620373
(State of Incorporation)    (Commission File Number)     (IRS Employer
                                                          Identification Number)

20 Washington Avenue South
Minneapolis, Minnesota                                           55401
(Address of principal executive                                (Zip Code)
   offices)





                                 (612) 372-5432
              (Registrant's telephone number, including area code)

Item 7.  Financial Statements and Exhibits

(c)   Exhibits

EXHIBIT
NUMBER
- ------


23(a)    Consent of Deloitte & Touche LLP

                                    SIGNATURE
                                    ---------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            RELIASTAR FINANCIAL CORP.
                            (Registrant)


                            By  /s/ Richard R. Crowl
                              ------------------------------------------
                                  Richard R. Crowl
                                  Senior Vice President, General Counsel
                                  and Secretary


                              Dated: May 24, 1996.

INDEPENDENT AUDITORS' CONSENT


We consent to the incorporation by reference in Post-Effective Amendment No. 3 to Registration Statement No. 33-60902 of ReliaStar Financial Corp. on Form S-3 of our reports dated February 1, 1996, appearing in and incorporated by reference in the Annual Report on Form 10-K of ReliaStar Financial Corp. and subsidiaries for the year ended December 31, 1995 and to the reference to us under the heading "Experts" in the Prospectus, which is part of this Registration Statement.


/s/ Deliotte & Touche LLP

Minneapolis, Minnesota
May 24, 1996